                                                                     EXHIBIT 4.1
                              SUBSCRIPTION WARRANT
RMI TITANIUM COMPANY
                                               SUBSCRIPTION WARRANT NO.
                                                        CUSIP NO.
THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS
RELATING TO         SHARES OF COMMON STOCK OF RMI TITANIUM COMPANY ("RMI"),
DATED MAY   , 1994 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE.
COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM RMI, CORPORATE INVESTOR COMMUNICATIONS, INC. (THE "INFORMATION AGENT") AND MELLON SECURITIES TRUST COMPANY (THE "SUBSCRIPTION AGENT"). CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS.

SUBSCRIPTION PRICE: $    PER SHARE                            RIGHTS TO PURCHASE
                                                                 COMMON STOCK OF
                                                            RMI TITANIUM COMPANY

THE RIGHTS REPRESENTED BY THIS SUBSCRIPTION WARRANT, IN WHOLE OR IN PART, MAY BE EXERCISED BY DULY COMPLETING FORM 1, MAY BE TRANSFERRED, OR EXERCISED OR SOLD THROUGH A BANK OR BROKER, BY DULY COMPLETING FORM 2, AND MAY BE SOLD THROUGH THE SUBSCRIPTION AGENT BY DULY COMPLETING FORM 3. BEFORE EXERCISING OR SELLING RIGHTS, RIGHTS HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROSPECTUS AND INSTRUCTIONS, COPIES OF WHICH ARE AVAILABLE FROM RMI, THE INFORMATION AGENT AND THE SUBSCRIPTION AGENT. IMPORTANT--COMPLETE APPROPRIATE FORM AND, IF APPLICABLE, DELIVERY INSTRUCTIONS, AND SIGN ON REVERSE SIDE. IF THE INSTRUCTIONS OF THE REGISTERED HOLDER HEREOF ARE INSUFFICIENT TO DELINEATE THE PROPER ACTION TO BE TAKEN WITH RESPECT TO ALL OF THE RIGHTS EVIDENCED HEREBY, SUCH ACTION AS IS CLEARLY DELINEATED IN SUCH HOLDER'S INSTRUCTIONS WILL BE TAKEN AND SUCH HOLDER WILL BE DELIVERED A NEW SUBSCRIPTION WARRANT EVIDENCING THE REMAINING RIGHTS TO WHICH SUCH HOLDER IS ENTITLED.

     THE REGISTERED HOLDER OF RIGHTS WHOSE NAME IS SET FORTH HEREIN, OR ASSIGNS, IS ENTITLED TO SUBSCRIBE FOR ONE SHARE OF COMMON STOCK OF RMI TITANIUM COMPANY FOR EACH RIGHT EVIDENCED HEREBY UNDER THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE PROSPECTUS RELATING THERETO.

RMI TITANIUM COMPANY

BY:                                     BY:
   ------------------------------          ------------------------------
   L. FREDERICK GIEG, JR.                     T. G. RUPERT
   President and Chief Executive Officer         Senior Vice President and Chief
                                                 Financial Officer and Treasurer

    THIS SUBSCRIPTION WARRANT IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION WARRANTS EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT.

    RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, A NEW SUBSCRIPTION WARRANT MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY. NEITHER RMI NOR THE SUBSCRIPTION AGENT SHALL HAVE ANY LIABILITY TO A TRANSFEREE OR TRANSFEROR OF RIGHTS IF SUBSCRIPTION WARRANTS ARE NOT RECEIVED IN TIME FOR EXERCISE OR SALE PRIOR TO THE EXPIRATION TIME.

    AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.

- --------------------------------------------------------------------------------

    FORM 1-EXERCISE AND SUBSCRIPTION: THE UNDERSIGNED HEREBY IRREVOCABLY EXERCISES ONE OR MORE RIGHTS TO SUBSCRIBE FOR SHARES OF COMMON STOCK AS INDICATED BELOW, ON THE TERMS AND SUBJECT TO THE CONDITIONS SPECIFIED IN THE PROSPECTUS, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

    (A) NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO THE BASIC SUBSCRIPTION PRIVILEGE (NOT TO EXCEED THE NUMBER OF RIGHTS STAMPED ON THE FACE OF
        THIS SUBSCRIPTION WARRANT):                             (A)
                                                                   ------------
    (B) NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO THE OVERSUBSCRIPTION PRIVILEGE (NO LIMITATION EXCEPT THAT THE BASIC SUBSCRIPTION PRIVILEGE MUST BE EXERCISED WITH RESPECT TO ALL RIGHTS HELD BY THE UNDERSIGNED IN
        THE SAME CAPACITY):                                     (B)____________

    (C) TOTAL (SUM OF LINES (A) AND (B)):                       (C)____________

    (D) TOTAL SUBSCRIPTION PRICE (NUMBER OF SHARES ON LINE (C) MULTIPLIED BY THE
        SUBSCRIPTION PRICE OF $_______):                         (D) $
                                                                     ----------
        METHOD OF PAYMENT (CHECK AND COMPLETE APPROPRIATE BOX(ES)):
      / / UNCERTIFIED, CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER IN THE AMOUNT
          OF $______ PAYABLE TO MELLON SECURITIES TRUST COMPANY.
      / / WIRE TRANSFER IN THE AMOUNT OF $_______ DIRECTED TO MELLON BANK, N.A.,
          PITTSBURGH, PENNSYLVANIA, ABA NO. 043000261, ACCOUNT NO. 102-331, MELLON FINANCIAL SERVICES CORPORATION, # 17, REORG. ACCOUNT,
          ATTENTION: RMI RIGHTS, EVELYN O'CONNOR. INDICATE YOUR NAME AND THE NAME OF INSTITUTION WIRE TRANSFERRING FUNDS.

    (E) IF THE NUMBER OF RIGHTS BEING EXERCISED PURSUANT TO THE BASIC SUBSCRIPTION PRIVILEGE IS LESS THAN ALL OF THE RIGHTS REPRESENTED BY THIS SUBSCRIPTION WARRANT (CHECK ONLY ONE):

      / / DELIVER TO THE UNDERSIGNED A NEW SUBSCRIPTION WARRANT EVIDENCING THE
          REMAINING RIGHTS TO WHICH THE UNDERSIGNED IS ENTITLED.

      / / DELIVER A NEW SUBSCRIPTION WARRANT EVIDENCING THE REMAINING RIGHTS IN
          ACCORDANCE WITH THE UNDERSIGNED'S FORM 2 INSTRUCTIONS (WHICH INCLUDE ANY REQUIRED SIGNATURE GUARANTEE).

      / / SELL THE REMAINING UNEXERCISED RIGHTS IN ACCORDANCE WITH THE
          UNDERSIGNED'S FORM 3 INSTRUCTIONS.

     (F) / /CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:
    Name(s) of Registered Holder(s):_____________________________________
    Window Ticket Number (if any):_______________________________________
    Date of Execution of Notice of Guaranteed Delivery:__________________
    Name of Eligible Institution which Guaranteed Delivery:______________

     FORM 2-(A) TO TRANSFER YOUR SUBSCRIPTION WARRANT OR SOME OR ALL OF YOUR RIGHTS, OR (B) TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER: For value received, ______ Rights represented by this Subscription Warrant are hereby assigned to (please print name and address and Taxpayer Identification or Social Security Number of transferees in full):
Name:____________________________________________________________________
Address:_________________________________________________________________

Taxpayer Identification or Social Security Number :______________________

     / / FORM 3-CHECK HERE TO SELL SOME OR ALL OF YOUR UNEXERCISED RIGHTS THROUGH THE SUBSCRIPTION AGENT AND COMPLETE THE FOLLOWING: The undersigned hereby authorizes the Subscription Agent to sell _________ Rights represented by this Subscription Warrant but not exercised hereby and to deliver to the undersigned a check for the proceeds from the sale thereof, less any applicable brokerage commissions, taxes or other direct expenses of sale. The Subscription Agent's obligation to execute orders is subject to its ability to find buyers for the Rights.

     In order to sell Rights through the Subscription Agent, you must complete and sign the Substitute Form W-9 as provided in Paragraph 8 of the Instructions.

     FORM 4-SPECIAL ISSUANCE, PAYMENT OR DELIVERY INSTRUCTIONS: Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver any check, Subscription Warrant and certificates for Common Stock to the undersigned at the address appearing on the face of this Subscription Warrant.

     Name and/or address for issuance and/or delivery of any check, Subscription Warrant or Common Stock :
Name:____________________________________________________________________
Address:_________________________________________________________________

Taxpayer Identification or Social Security Number :______________________

                                   IMPORTANT:
               RIGHTS HOLDERS SIGN HERE AND, IF RIGHTS ARE BEING
      SOLD OR EXERCISED, PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 ENCLOSED
_________________________________________________________________________
_________________________________________________________________________

                     (SIGNATURE(S) OF REGISTERED HOLDER(S))

                     Date___________________ , 1994

    (Must be signed by registered holder(s) exactly as name(s) appear(s) on this Subscription Warrant. If signature is by Trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of corporation or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions.) Name(s)_________________________________________________________________________

________________________________________________________________________________

                                 (PLEASE PRINT)
Capacity (Full Title)___________________________________________________________
Address:________________________________________________________________________

________________________________________________________________________________

                              (INCLUDING ZIP CODE)
(Area Code and Telephone Number)________________________________________________
                                (HOME)                (BUSINESS)

(Taxpayer Identification or Social Security Number)_____________________________

                           GUARANTEE OF SIGNATURE(S)
                  NOTE: SEE PARAGRAPH 5(C) OF THE INSTRUCTIONS
Authorized Signature ___________________________________________________________
Name ___________________________________________________________________________
Title __________________________________________________________________________
Name of Firm ___________________________________________________________________
Address ________________________________________________________________________
Indicate name of Approved Signature Guarantee Medallion Program in which firm is a member _______________________________________________________________________
Area Code and Telephone Number _________________________________________________
Dated: ___________________, 1994

               INSTRUCTIONS WITH RESPECT TO RMI TITANIUM COMPANY
                             SUBSCRIPTION WARRANTS
                            ------------------------

                 CONSULT THE INFORMATION AGENT, OR YOUR BANK OR
                          BROKER, AS TO ANY QUESTIONS
                            ------------------------

     The following Instructions relate to the Rights Offering by RMI Titanium Company described in the Prospectus, dated May , 1994, copies of which are available upon request from RMI, the Information Agent and the Subscription Agent at the addresses and telephone numbers set forth below.

     The number of Rights to which you are entitled is printed on the face of your Subscription Warrant. You should indicate your wishes with regard to the exercise, transfer or sale of your Rights by completing the appropriate form or forms on your Subscription Warrant and returning the Subscription Warrant to the Subscription Agent in the prepaid envelope provided.

     YOUR SUBSCRIPTION WARRANT MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, OR GUARANTEED DELIVERY REQUIREMENTS WITH RESPECT TO YOUR SUBSCRIPTION RIGHT MUST BE COMPLIED WITH, AND PAYMENT OF THE SUBSCRIPTION PRICE, INCLUDING FINAL CLEARANCE OF ANY UNCERTIFIED CHECK, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, AT OR BEFORE THE EXPIRATION TIME. YOU MAY NOT REVOKE ANY EXERCISE OF A RIGHT.

1. SUBSCRIPTION PRICE.

     To exercise Rights, complete Form 1 and send your properly completed and executed Subscription Warrant (or Notice of Guaranteed Delivery), together with payment in full of the Subscription Price for each Underlying Share subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege, to Mellon Securities Trust Company, as Subscription Agent (the "Subscription Agent") at any of the addresses set forth below. Payment of the Subscription Price must be made for the full number of Underlying Shares being subscribed for in U.S. dollars (a) by check or postal, telegraphic or express money order payable to Mellon Securities Trust Company, as Subscription Agent, or (b) by wire transfer of funds to the account maintained by the Subscription Agent for such purpose at Mellon Bank, N.A., Pittsburgh, Pennsylvania, ABA No. 043000261, Account No. 102-331, Mellon Financial Services Corporation, #17, Reorg. Account, Attention: RMI Rights, Evelyn O'Connor. The Subscription Price will be deemed to have been received by the Subscription Agent only upon (i) clearance of any uncertified check, (ii) receipt by the Subscription Agent of any certified or cashier's check or postal, telegraphic or express money order, or (iii) receipt of collected funds in the Subscription Agent's account designated above. If paying by uncertified check, please note that the funds paid thereby may take at least five business days to clear. Accordingly, registered holders of Rights who wish to pay the Subscription Price by means of an uncertified check are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment is received and clears by such date and are urged to consider, in the alternative, payment by means of certified or cashier's check, money order or wire transfer of funds. You may also transfer your Subscription Warrant to your bank or broker in accordance with the procedures specified in Instruction 3, make arrangements for the delivery of funds on your behalf and request your bank or broker to exercise the Subscription Warrant on your behalf. If you wish to have your bank or broker exercise some of all of your Rights, you must complete Forms 1 and 2, providing clear direction as to how many Rights are to be exercised and what action should be taken in regard to any unexercised Rights. Alternatively, you may cause a written guarantee substantially in the form of Exhibit A to these Instructions (the "Notice of Guaranteed Delivery") from a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or from a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution"), to be received by the Subscription Agent prior to the Expiration Time; payment in full of the applicable Subscription Price may be made separately as long as said payment is also received by the Subscription Agent prior to the Expiration Time. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by your Subscription Right and the number of Underlying Shares being subscribed for pursuant to the Basic Subscription Privilege and, if any, pursuant to the Oversubscription

Privilege, and must guarantee the delivery to the Subscription Agent of your properly complete and executed Subscription Warrant no later than 5:00 p.m., New York City time, on the fifth NYSE trading day following the day on which the Expiration Time occurs. If this procedure is followed, your Subscription Warrant, properly completed and executed, must be received by the Subscription Agent no later than 5:00 p.m., New York City time, on the fifth NYSE trading day after the day on which the Expiration Time occurs. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Information Agent at the address, or by calling the telephone number, indicated below.

     Banks, brokers and other nominee holders of Rights who exercise the Basic Subscription Privilege and the Oversubscription Privilege on behalf of beneficial owners of Rights will be required to certify to the Subscription Agent and RMI (by delivery to the Subscription Agent of a Nominee Holder Certification substantially in the form available from the Subscription Agent or the Information Agent) as to the aggregate number of Rights which have been exercised and the number of Underlying Shares thereby subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege by each beneficial owner of Rights (which may include such nominee) on whose behalf such nominee is acting. If more Excess Shares are subscribed for pursuant to the Oversubscription Privilege than are available for sale, Excess Shares will be allocated pro rata, as described in the Prospectus.

     The addresses and telephone number of the Subscription Agent, are as follows:

     If By Mail:                     If By Overnight Courier:           If By Hand:
Mellon Securities Trust            Mellon Securities Trust            Mellon Securities Trust
  Company                            Company                            Company
P.O. Box 768                       85 Challenger Road                 120 Broadway
Midtown Station                    Overpeck Centre                    33rd Floor
New York, NY 10018                 Ridgefield Park, NJ 07660          New York, New York
Attention: Reorganization
  Department

          The Subscription Agent's telephone number is (800) 777-3674.

     The address and telephone number of Corporate Investors Communications, Inc, the Information Agent, are as follows:

     If you exercise less than all of the Rights evidenced by your Subscription Warrant by so indicating in Form 1 of your Subscription Right, the Subscription Agent will either (i) issue to you a new Subscription Warrant evidencing the unexercised Rights, or (ii) if you so indicate on Form 2 of your Subscription Warrant, issue a new Subscription Warrant to a designated transferee, or (iii) if you so indicate on Form 3 of your Subscription Warrant, endeavor to sell such unexercised Rights for you. If no indication is made, the Subscription Agent will issue to you a new Subscription Warrant evidencing the unexercised Rights. If you choose, however, to have a new Subscription Warrant sent to you or a designated transferee, any such new Subscription Warrant may not be received in sufficient time to permit you or a designated transferee to sell or exercise the Rights evidenced thereby.

     If the aggregate Subscription Price that you have paid is insufficient to purchase the number of Underlying Shares that you have indicated are being subscribed for, or if you do not specify the number of Underlying Shares you intend to purchase, then you will be deemed to have exercised first, the Basic Subscription Privilege and second, the Oversubscription Privilege to purchase Underlying Shares to the full extent of the payment made (subject only to the restrictions described in the Prospectus). If the aggregate Subscription Price that you have paid exceeds the amount necessary to purchase the number of Underlying Shares for which you have indicated an intention to subscribe, then you will be deemed to have exercised first, the Basic Subscription Privilege (if not already fully exercised) and second, the Oversubscription Privilege to the full extent of the excess payments tendered.

2. ISSUANCE AND DELIVERY OF STOCK CERTIFICATES, ETC.

     Certificates representing shares of Common Stock will be issued, and any deliveries and payments will be made, in the name and to the address shown, on the face of your Subscription Warrant unless you provide special issuance, delivery or payment instructions to the contrary by completing Form 4.

     (a) Basic Subscription Privilege. As soon as practicable after the corresponding Rights have been validly exercised, the Subscription Agent will issue and mail to each exercising registered holder of Rights, or hold for pick-up if so arranged, a certificate representing shares of Common Stock purchased pursuant to the Basic Subscription Privilege. See "The Rights Offering--Subscription Privileges" in the Prospectus.

     (b) Oversubscription Privilege. As soon as practicable after the Expiration Time and after all prorations and adjustments contemplated by the terms of the Rights Offering have been made, the Subscription Agent will issue and mail to each registered holder of Rights who validly exercises the Oversubscription Privilege, or hold for pick-up if so arranged, a certificate evidencing the number of shares allocated to such registered holder pursuant to the Oversubscription Privilege. See "The Rights Offering--Subscription Privileges" in the Prospectus.

     (c) Cash Payments. As soon as practicable after the Expiration Time and after all prorations and adjustments contemplated by the terms of the Rights Offering have been made, the Subscription Agent will return by mail without interest or deduction to each holder of Rights exercising the Oversubscription Privilege any excess funds received in payment of the Subscription Price for Underlying Shares that are subscribed for by such Rights Holder but not allocated to such Rights Holder pursuant to the Oversubscription Privilege.

     Promptly following any sale of Rights through the Subscription Agent, the Subscription Agent will mail to the holder of such Rights a check for the proceeds of any Rights sold by the Subscription Agent on behalf of such holder, less any applicable brokerage commissions, taxes and other direct expenses of sale. Fees of the Subscription Agent for effecting such sale will be paid by RMI.

3. TO SELL OR TRANSFER RIGHTS.

     (a) Sale of Rights through a Bank or Broker. To sell or transfer all or a portion of your Rights evidenced by a Subscription Warrant through your bank or broker, so indicate on Form 2 and deliver your properly completed and signed Subscription Warrant to your bank or broker. Your Subscription Warrant should be delivered to your bank or broker in ample time for it to be exercised. If Form 2 is completed without designating a transferee, the Subscription Agent may thereafter treat the bearer of the Subscription Warrant as the absolute owner of all of the Rights evidenced by such Subscription Warrant for all purposes, and the Subscription Agent shall not be affected by any notice to the contrary. Because your bank or broker cannot issue Subscription Warrants, if you wish to sell less than all of the Rights evidenced by a Subscription Warrant, either you or your bank or broker must instruct the Subscription Agent as to the action to be taken with respect to the Rights not transferred, or you or your bank or broker must first have your Subscription Warrant divided into Subscription Warrants of appropriate denominations, by following the instructions in Paragraph 4 below. The Subscription Warrant evidencing the number of Rights you intend to sell can then be transferred by your bank or broker in accordance with the instructions in this Paragraph 3(a).

     (b) Transfer of Rights to a Designated Transferee. To sell or transfer all or a portion of your Rights to a transferee other than a bank or broker, you must complete Form 2 in its entirety, sign the Subscription Warrant and have your signature guaranteed by an Eligible Institution. A Subscription Warrant that has been properly transferred in its entirety may be exercised by a new holder without a new Subscription Warrant being issued. To exercise, or otherwise take action with respect to, such a transferred Subscription Warrant, the new holder should deliver the Subscription Warrant, together with payment of the applicable Subscription Price (with respect to the exercise of both the Basic Subscription Privilege and the Oversubscription Privilege) and complete separate instructions signed by the new holder to the Subscription Agent in ample time to permit the Subscription Agent to take the desired action. Because only the Subscription Agent can issue Subscription Warrants, if you wish to transfer less than all of the Rights evidenced by your Subscription Warrant to a designated transferee, you must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold or transferred, or you must divide your Subscription Warrant into Subscription

Warrants of appropriate smaller denominations by following the instructions in Paragraph 4 below. The Subscription Warrant evidencing the number of Rights you intend to transfer can then be transferred by following the instructions in this Paragraph 3(b).

     If you wish to transfer all or a portion of your Rights, you should allow a sufficient amount of time prior to the Expiration Time for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) new Subscription Warrants to be issued and transmitted to the transferee or transferees with respect to the transferred Rights, and to you with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Warrants to be exercised or sold by the recipients thereof. Such amount of time could range from two to ten business days, or more, depending upon the method by which delivery of the Subscription Warrants and payment is made and the number of transactions which you instruct the Subscription Agent to effect. Neither RMI nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Warrants are not received in time for exercise or sale prior to the Expiration Time.

     (c) Sale of Rights through Subscription Agent. To sell all or a portion of your Rights evidenced by the Subscription Warrant through the Subscription Agent, you must complete Form 3 in its entirety, sign the Subscription Warrant and deliver the Subscription Warrant to the Subscription Agent. Your Subscription Warrant should be delivered to the Subscription Agent in ample time to be sold and exercised, but in no event later than 11:00 a.m., New York City time, two NYSE trading days preceding the day on which the Expiration Time occurs. The Subscription Agent's obligation to execute orders is subject to its ability to find buyers. If you wish to sell less than all of your Rights, you or your bank or broker must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold. Promptly following any sale of your Rights through the Subscription Agent, the Subscription Agent will send you a check for the net proceeds of such sale as described in the Prospectus. If you wish to sell Rights through the Subscription Agent, you should also complete the Substitute Form W-9 referred to in Paragraph 8 below.

4. TO HAVE A SUBSCRIPTION WARRANT DIVIDED INTO SMALLER DENOMINATIONS.

     Send your Subscription Right, together with complete separate instructions (including specification of the denominations into which you wish your Warrant to be divided) signed by you, to the Subscription Agent, allowing a sufficient amount of time for new Subscription Warrants to be issued and returned so that they can be used prior to the Expiration Time. Alternatively, you may ask a bank or broker to effect such actions on your behalf. Your signature must be guaranteed by an Eligible Institution if any of the new Subscription Warrants are to be issued in a name other than that in which the original Subscription Warrant was issued. Subscription Warrants may not be divided into fractional Rights, and any instructions to do so will be rejected. As a result of delays in the mail, the necessary processing time and other factors, you or your transferee may not receive the new Subscription Warrants in time to enable the Rights holder to complete a sale or exercise by the Expiration Time. Neither RMI nor the Subscription Agent will be liable to either a transferor or transferee for any such delays.

5. SIGNATURES.

     (a) Signatures by Registered Holder. The signature on the Subscription Warrant must correspond with the name of the registered holder exactly as it appears on the face of the Subscription Warrant without any alteration or change whatsoever. Persons who sign the Subscription Warrant in a representative or other fiduciary capacity must indicate their capacity when signing and present to the Subscription Agent satisfactory evidence of their authority to so act.

     (b) Execution by Person Other than Registered Holder. If the Subscription Warrant is signed by a person other than the holder named on the face of the Subscription Warrant, proper evidence of authority of the person signing the Subscription Warrant must accompany the same.

     (c) Signature Guarantees. Your signature must be guaranteed by a member of an Approved Signature Guarantee Medallion Program if you wish to: (i) transfer your Rights, as specified in Paragraph 3(b) above, to a transferee other than a bank or broker; (ii) have a Subscription Warrant or Warrants issued in a name other than that in which the original Subscription Warrant was issued; or (iii) specify special issuance, payment or delivery instructions pursuant to Form 4.

6. METHOD OF DELIVERY.

     The method of delivery of Subscription Warrants and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the registered holder of the Rights, but, if sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure timely delivery to the Subscription Agent and the clearance of any uncertified checks sent in payment of the Subscription Price prior to the Expiration Time.

7. SPECIAL PROVISIONS RELATING TO THE DELIVERY OF RIGHTS THROUGH THE DEPOSITORY TRUST COMPANY.

     In the case of Rights that are held of record through The Depository Trust Company ("DTC"), exercises of the Basic Subscription Privilege (but not the Oversubscription Privilege) may be effected by instructing DTC to transfer Rights (such Rights being "DTC Exercised Rights") from the DTC account of such holder to the DTC account of the Subscription Agent, together with making payment of the Subscription Price for each Underlying Share subscribed for pursuant to the Basic Subscription Privilege. The Oversubscription Privilege in respect to the DTC Exercised Rights may not be exercised through DTC. The holder of DTC Exercised Rights may exercise the Oversubscription Privilege in respect of such DTC Exercised Rights by properly executing and delivering to the Subscription Agent at or prior to the Expiration time, a DTC Participant Oversubscription Exercise Form and a Nominee Holder Certification, in the forms available from the Information Agent or the Subscription Agent, together with payment of the appropriate Subscription Price for the number of Underlying Shares for which the Oversubscription Privilege is to be exercised.

     If a Notice of Guaranteed Delivery relates to Rights with respect to which exercise of the Basic Subscription Privilege will be made through DTC and such Notice of Guaranteed Delivery also relates to the exercise of the Oversubscription Privilege, a DTC Participant Oversubscription Exercise Form and a Nominee Holder Certification, must also be received by the Subscription Agent in respect of such exercise of the Oversubscription Privilege at or prior to the Expiration Time.

8. SUBSTITUTE FORM W-9.

     Each registered holder of Rights who elects to exercise Rights or have the Subscription Agent endeavor to sell such holder's Rights should provide the Subscription Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is included as Exhibit B hereto. Additional copies of Substitute Form W-9 may be obtained upon request from the Information Agent or the Subscription Agent at the addresses, or by calling any of the telephone numbers, indicated above. Failure to provide the information on the form may subject such holder to a $50 penalty and to 31% backup U.S. federal income tax withholding with respect to (i) dividends that may be paid by RMI on shares of Common Stock purchased upon the exercise of Rights (for those holders exercising Rights), or (ii) funds to be remitted to registered holders of Rights in respect of Rights sold by the Subscription Agent (for those holders electing to have the Subscription Agent sell their Rights).

9. TRANSFER TAXES.

     RMI will pay transfer taxes, if any, applicable to the issuance and sale of Common Stock to a registered holder of Rights upon the exercise of such holder's Rights. If, however, a transfer tax is imposed for any reason other than the issuance and sale of Common Stock to a registered holder of Rights upon exercise of such holder's Rights, including the issuance of such shares in a name other than that of such holder, the amount of any such transfer taxes (whether imposed on the registered holder of any other person) will be payable by the registered holder or such other person. In any such event, the Subscription Agent will be entitled to refuse to take the action requested until it has received satisfactory evidence of the payment of such taxes or exemption therefrom.

10. IRREGULARITIES.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by RMI, whose determinations will be final and binding. RMI, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscription Warrants will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as RMI determines, in its sole discretion. Neither RMI nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Rights or incur any liability for failure to give such notification. All questions as to the interpretation of the terms of the Rights Offering, the Subscription Warrants, the Instructions, the DTC Participant Oversubscription Exercise Form, the Nominee Holder Certification or the Notice of Guaranteed Delivery shall be decided by RMI, in its sole discretion, whose determination shall be final and binding.

Exhibit A--Notice of Guaranteed Delivery

Exhibit B--Important Tax Information--Substitute Form W-9

                                                                       EXHIBIT A
                                                                 TO INSTRUCTIONS

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                             SUBSCRIPTION WARRANTS
                                   ISSUED BY

                              RMI TITANIUM COMPANY

     This form, or one substantially equivalent hereto, must be used to exercise Rights pursuant to the Rights Offering described in the Prospectus dated May , 1994 (the "Prospectus") of RMI Titanium Company, an Ohio corporation ("RMI"), if a registered holder of Rights cannot deliver the Subscription Warrant(s) evidencing the Rights (the "Subscription Warrant(s)"), to the Subscription Agent listed below (the "Subscription Agent") at or prior to 5:00 p.m., New York City time, on the Expiration Time. Such form must be delivered by hand or sent by facsimile transmission or mail to the Subscription Agent, and must be received by the Subscription Agent at or prior to the Expiration Time. See "The Rights Offering-Exercise of Rights and Subscription Agent" in the Prospectus. Payment
of the Subscription Price of $     per share for each share of Common Stock
subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the Prospectus at or prior to the Expiration Time, even if the Subscription Warrant evidencing such Rights is being delivered pursuant to the procedure for guaranteed delivery thereof.

                           The Subscription Agent is:

If By Mail:                          If By Overnight Courier:             If By Hand:
Mellon Securities Trust Company      Mellon Securities Trust Company      Mellon Securities Trust Company
P.O. Box 768                         85 Challenger Road                   120 Broadway
Midtown Station                      Overpeck Centre                      33rd Floor
New York, NY 10018                   Ridgefield Park, NJ 07660            New York, New York
Attention: Reorganization
  Department

          The Subscription Agent's telephone number is (800) 777-3674

DELIVERY OF THIS INSTRUMENT MUST BE MADE AT OR PRIOR TO THE EXPIRATION TIME. DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:
    The undersigned hereby represents that he or she is the registered holder of Subscription Warrant(s) representing ____________ Rights and that such Subscription Warrant(s) cannot be delivered to the Subscription Agent at or before the Expiration Time. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise (i) the Basic Subscription Privilege to subscribe for ___ shares of Common Stock with respect to the Rights represented by such Subscription Warrant and (ii) the Oversubscription Privilege relating to each such Right to subscribe, to the extent that Excess Shares (as defined in the Prospectus) are available therefore, for an aggregate of up to Excess Shares. The undersigned understands that payment of the Subscription Price for each share of Common Stock subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege must be received by the Subscription Agent at or before the Expiration Time, and represents that such payment, in the aggregate amount of $_____________, either (check appropriate box):

/ / is being delivered herewith to the Subscription Agent;

/ / has been, or is being, delivered separately to the Subscription Agent, in the manner set forth below (check appropriate box and complete information relating thereto):

/ / wire transfer of funds
    - name of transferor institution__________________________________________
    - date of transfer________________________________________________________
    - confirmation number if available________________________________________

/ / uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment clears by such date.)

/ / certified or cashier's check or money order.
    - name of maker___________________________________________________________
    - date and number of certified or cashier's check or money order__________
    - bank on which check is drawn or issuer of money order___________________

Signature__________________________________________           Address:
Name(s)____________________________________________           _______________________________________
___________________________________________________                 (Including Zip Code)
                   Please Type or Print                       Area Code and Tel. No(s).______________
(If signature is by a trustee(s), executor(s),
administrator(s), guardian(s), attorney(s)-in-fact,
agent(s), officer(s) of a corporation or another acting in
a fiduciary or representative capacity, such capacity must
be clearly indicated below.)
                                                              Subscription Warrant
                                                              No(s). (if available)


                              ------------------

                             GUARANTEE OF DELIVERY
         (NOT TO BE USED FOR SUBSCRIPTION WARRANT SIGNATURE GUARANTEE)

    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees that the undersigned will deliver to the Subscription Agent the Subscription Warrants representing the Rights being exercised hereby, with any required signature guarantee and any other required documents, all no later than 5:00 p.m., New York City time on the fifth New York Stock Exchange, Inc. trading days following the day on which the Expiration Time occurs.

______________________________________________                 Dated:_______________________________,  1994
Name(s)_______________________________________                 ____________________________________________
______________________________________________                 ____________________________________________
                  (Address)                                                  (Name of Firm)
______________________________________________                 ____________________________________________
       (Area Code and Telephone Number)                                  (Authorized Signature)

    The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Warrant(s) to the Subscription Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

                                                                       EXHIBIT B
                                                                 TO INSTRUCTIONS

                           IMPORTANT TAX INFORMATION

     Under the U.S. federal income tax law, (1) dividend payments that may be made by RMI on shares of Common Stock issued upon the exercise of Rights, and
(2) payments that may be remitted by the Subscription Agent to holders of Rights in respect of Rights sold on such holders' behalf by the Subscription Agent, may be subject to backup withholding, and each Rights Holder who either exercises Rights or requests the Subscription Agent to sell Rights should provide the Subscription Agent (as RMI's agent, in respect of exercised Rights, and as payer in respect of Rights sold by the Subscription Agent) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such Rights Holder is an individual, the TIN is his social security number. If the Subscription Agent, which is also the transfer agent for RMI, is not provided with the correct TIN in connection with such payments, the Rights Holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

     Exempt holders of Rights (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, the Rights Holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Subscription Agent. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, RMI or the Subscription Agent, as the case may be, will be required to withhold 20% of any such payments made to the Rights Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding, any Rights Holder who has not previously provided a correct TIN, is required to notify the Subscription Agent of his correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such holder is awaiting a taxpayer identification number).

                       PAYER'S NAME: RMI TITANIUM COMPANY

- -------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                   Part 1 -- PLEASE PROVIDE YOUR TIN IN    Social Security Number
FORM W-9                      THE BOX AT THE RIGHT AND CERTIFY BY
                              SIGNING AND DATING BELOW                 OR____________________________________
                                                                      Employer Identification Number
                              -------------------------------------------------------------------------------
                              Part 2 -- Check the box if you are not subject to backup withholding under
 Department of the Treasury   the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code
 Internal Revenue Service     because (1) you have been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or
                              (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. / /
                              -------------------------------------------------------------------------------

 PAYER'S REQUEST FOR TAXPAYER CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I      Part 3
 IDENTIFICATION NUMBER (TIN)  CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS
                              TRUE, CORRECT AND COMPLETE.
                               SIGNATURE
                               DATE                                                    Awaiting TIN / /
- -------------------------------------------------------------------------------------------------------------